UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 3, 2020
Date of report (Date of earliest event reported)
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PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
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Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 Nicollet Mall	Suite 900
Minneapolis	Minnesota			55402
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02    Unregistered Sales of Equity Securities.
On April 3, 2020, Piper Sandler Companies (the “Company”) completed its previously announced acquisition of 100% of the equity interests of the Valence Group (the “Acquisition”). A portion of the consideration paid by the Company to the sellers of the Valence Group consisted of restricted shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Equity Consideration”), subject to the terms and conditions of the restricted stock agreements entered into between the Company and each seller. The total number of restricted shares of Common Stock issued as Equity Consideration was 647,268, which is equal to an agreed aggregate value of $28,388,911.25, divided by the volume weighted average per share closing price of the Common Stock on the New York Stock Exchange for the ten trading days ending on March 31, 2020.
The Equity Consideration was issued by the Company directly to the sellers who are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The issuance of the Equity Consideration as part of the consideration was made in reliance upon an applicable exemption from registration under the Securities Act, by reason of Section 4(a)(2) thereof or other appropriate exemptions.
Item 7.01    Regulation FD Disclosure.
On April 3, 2020, the Company issued a press release announcing the closing of the Acquisition, a copy of which is attached as Exhibit 99.1 and is herein incorporated by reference.
The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act.
Item 9.01    Exhibits.
(d)    Exhibits.

99.1    Press release dated April 3, 2020.
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: April 3, 2020	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary